UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 3, 2013 (October 2, 2013)

Taminco Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-35875	45-4031468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Windsor Plaza, Suite 411 7540 Windsor Drive Allentown, Pennsylvania 18195

(Address of Principal Executive Offices, including Zip Code)

(610) 366-6730
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 2, 2013, Guy Wouters, Executive Vice President, Purchasing, Supply Chain and ICT of Taminco Corporation (the “Company”), announced his intention to retire effective December 31, 2013, after approximately 30 years of service to the Company and its predecessors. Following Mr. Wouters’ retirement, the global purchasing function will report to Colin Gouveia, Executive Vice President, Functional Amines and the supply chain and ICT functions will report to Johan De Saegher, the Company’s Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAMINCO CORPORATION
Registrant

Date: October 3, 2013

By:	/s/ Edward J. Yocum
Name:	Edward J. Yocum
Title:	Executive Vice President, General Counsel,
Chief Compliance Officer and Secretary